Exhibit 21.1

LIST OF SUBSIDIARIES

The following are subsidiaries of The Blackstone Group L.P. as of December 31, 2014 and the jurisdictions in which they are organized.

Name	Jurisdiction of Incorporation or Organization
BCLA LLC	Delaware
BCLO Advisors L.L.C.	Delaware
BCMA FCC L.L.C.	Delaware
BCOM Side-by-Side GP L.L.C.	Delaware
BCP IV GP L.L.C.	Cayman Islands
BCP IV Side-by-Side GP L.L.C.	Delaware
BCP SGP IV GP L.L.C.	Cayman Islands
BCP V GP L.L.C.	Cayman Islands
BCP V Side-By-Side GP L.L.C.	Delaware
BCP V USS Side-by-Side GP LLC	Delaware
BCP VI GP L.L.C.	Delaware
BCP VI Side-by-side GP L.L.C.	Delaware
BCP VI-NQ Side-By-Side GP L.L.C	Delaware
BCP V-NQ (Cayman II) GP L.L.C.	Delaware
BCP V-NQ GP L.L.C.	Cayman Islands
BCRED Holdings (Cayman)-S L.L.C.	Cayman Islands
BCVA L.L.C.	Delaware
BCVP Side-by-Side GP L.L.C.	Delaware
BEP GP L.L.C.	Cayman Islands
BEP Side-by Side GP L.L.C.	Delaware
BG (HK) L Holdings LLC	Delaware
BGAL Holdings L.L.C.	Delaware
Blackstone (China) Equity Investment Management Company Limited	China
Blackstone (FM) Real Estate L.L.P.	United Kingdom
Blackstone (FM) Real Estate Supervisory GP LLP	United Kingdom
Blackstone (Shanghai) Equity Investment Management Co., Ltd.—Beijing Branch	China
Blackstone (Shanghai) Equity Investment Management Company Limited	China
Blackstone / GSO Capital Solutions Overseas Associates LLC	Delaware
Blackstone / GSO Debt Funds Management Europe Limited	Ireland
Blackstone / GSO Loan Financing Limited	Jersey

Name	Jurisdiction of Incorporation or Organization
Blackstone / GSO Market Neutral Credit Associates LLC	Delaware
Blackstone / GSO Market Neutral Credit Overseas Associates LLC	Delaware
Blackstone Administrative Services Partnership L.P.	Delaware
Blackstone Advisors India Private Limited	India
Blackstone Advisory Partners L.P.	Delaware
Blackstone Advisory Services L.L.C.	Delaware
Blackstone AG Associates L.P.	Cayman Islands
Blackstone AG Investment Partners L.P.	New York
Blackstone AG LLC	Delaware
Blackstone AG Ltd.	Cayman Islands
Blackstone Alternative Asset Management Associates LLC	Delaware
Blackstone Alternative Asset Management LP	Delaware
Blackstone Alternative Investment Advisors L.L.C.	Delaware
Blackstone Alternative Solutions LLC	Delaware
Blackstone Asia Advisors LLC	Hong Kong
Blackstone AU Holdings IV SUB LLC	Delaware
Blackstone Capital Commitment Partners III L.P.	Delaware
Blackstone Clean Technology Advisors LLC	Delaware
Blackstone Clean Technology Associates L.L.C.	Delaware
Blackstone Commercial Real Estate Debt Associates L.L.C	Delaware
Blackstone Commercial Real Estate Debt Associates-NQ L.L.C.	Delaware
Blackstone Communications Advisors I L.L.C.	Delaware
Blackstone Communications FCC L.L.C.	Delaware
Blackstone Communications GP L.L.C	Cayman Islands
Blackstone Communications Management Associates (Cayman) L.P.	Cayman Islands
Blackstone Communications Management Associates I L.L.C.	Delaware
Blackstone Corporate Debt Administration L.L.C.	Delaware
Blackstone Credit Liquidity Associates (Cayman) L.P.	Cayman Islands
Blackstone Credit Liquidity Associates L.L.C.	Delaware
Blackstone DD Advisors LLC	Delaware
Blackstone DD Associates LLC	Delaware
Blackstone Debt Advisors LP	Delaware
Blackstone Distressed Securities Advisors LP	Delaware
Blackstone Distressed Securities Associates LP	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Distressed Securities Fund LP	Delaware
Blackstone DL Mezzanine Associates L.P.	Delaware
Blackstone DL Mezzanine Management Associates L.L.C.	Delaware
Blackstone EMA L.L.C.	Delaware
Blackstone EMA NQ LLC	Delaware
Blackstone Energy Family Investment Partnership—ESC L.P.	Delaware
Blackstone Energy Family Investment Partnership (Cayman) ESC L.P.	Cayman Islands
Blackstone Energy Family Investment Partnership (Cayman) L.P.	Cayman Islands
Blackstone Energy Family Investment Partnership L.P.	Delaware
Blackstone Energy Family Investment Partnership NQ ESC L.P.	Delaware
Blackstone Energy LR Associates (Cayman) Ltd.	Cayman Islands
Blackstone Energy Management Associates (Cayman) L.P.	Cayman Islands
Blackstone Energy Management Associates L.L.C.	Delaware
Blackstone Energy Management Associates NQ L.L.C.	Delaware
Blackstone Family Cleantech Investment Partnership L.P.	Delaware
Blackstone Family Communications Partnership (Cayman) L.P.	Cayman Islands
Blackstone Family Communications Partnership I L.P.	Delaware
Blackstone Family FCC L.L.C.	Delaware
Blackstone Family GP L.L.C.	Delaware
Blackstone Family Investment Partnership (Cayman II) V NQ L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) III L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) IV—A L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) V L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) VI—ESC L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) VI L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) V-NQ L.P.	Cayman Islands
Blackstone Family Investment Partnership II L.P.	Delaware
Blackstone Family Investment Partnership III L.P.	Delaware
Blackstone Family Investment Partnership IV—A L.P.	Delaware
Blackstone Family Investment Partnership V L.P.	Delaware
Blackstone Family Investment Partnership V USS L.P.	Delaware
Blackstone Family Investment Partnership VI ESC L.P.	Delaware
Blackstone Family Investment Partnership VI L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Family Investment Partnership VI-NQ ESC L.P.	Delaware
Blackstone Family Investment Partnership VI-NQ L.P.	Delaware
Blackstone Family Media Partnership III L.P.	Delaware
Blackstone Family Real Estate Partnership II L.P.	Delaware
Blackstone Family Real Estate Partnership III L.P.	Delaware
Blackstone Family Real Estate Partnership L.P.	Delaware
Blackstone Family Tactical Opportunities FCC Investment Partnership ESC-NQ LP	Delaware
Blackstone Family Tactical Opportunities FCC Investment Partnership-NQ LP	Delaware
Blackstone Family Tactical Opportunities Investment Partnership (Cayman)—NQ—ESC L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership (Cayman) ESC L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership (Cayman) L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership (Cayman) NQ L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership ESC L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership ESC-NQ L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership-NQ L.P.	Delaware
Blackstone FC Capital Associates IV L.P.	Delaware
Blackstone FC Capital Commitment Partners IV LP	Delaware
Blackstone FC Communications Capital Associates I LP	Delaware
Blackstone FC Communications Capital Commitment Partners I LP	Delaware
Blackstone FI Capital Commitment Partners (Cayman) III L.P.	Cayman Islands
Blackstone FI Communications Associates (Cayman) Ltd.	Cayman Islands
Blackstone FI Mezzanine (Cayman) II Ltd.	Cayman Islands
Blackstone FI Mezzanine (Cayman) Ltd.	Cayman Islands
Blackstone FI Mezzanine Associates (Cayman) L.P.	Cayman Islands
Blackstone FI Mezzanine Holdings (Cayman) L.P.	Cayman Islands
Blackstone Fund Services India Private Limited	India
Blackstone Group Holdings L.L.C.	Delaware
Blackstone Group Holdings L.P.	Delaware
Blackstone Group International Holdings L.L.C.	Delaware
Blackstone Group Limited Partner LLC	Delaware
Blackstone Group Real Estate Holdings International (Alberta) L.P.	Canada
Blackstone GSO Debt Funds Europe Ltd	Jersey
Blackstone Holdings Finance Co. L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Holdings I L.P.	Delaware
Blackstone Holdings I Sub (BAAM) GP L.L.C	Delaware
Blackstone Holdings I/II GP, Inc.	Delaware
Blackstone Holdings I/II Limited Partner Inc.	Delaware
Blackstone Holdings II LP	Delaware
Blackstone Holdings III GP Limited Partner LLC	Delaware
Blackstone Holdings III GP LP	Canada
Blackstone Holdings III GP Management LLC	Delaware
Blackstone Holdings III LP	Canada
Blackstone Holdings IV GP Limited Partner LLC	Canada
Blackstone Holdings IV GP LP	Canada
Blackstone Holdings IV GP Management (Delaware) LP	Delaware
Blackstone Holdings IV GP Management LLC	Delaware
Blackstone Holdings IV LP	Canada
Blackstone Infrastructure Management Partners LLC	Delaware
Blackstone Innovations III (Cayman) L.P.	Cayman Islands
Blackstone Innovations III L.L.C.	Cayman Islands
Blackstone Innovations LLC	Delaware
Blackstone Intermediary Holdco LLC	Delaware
Blackstone Korea Advisors Limited	Korea, Republic of
Blackstone Korea Advisors LLC	Delaware
Blackstone LR Associates (Cayman) IV Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) V Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) VI Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) V-NQ Ltd.	Cayman Islands
Blackstone Management Associates (Cayman II) V-NQ LP	Cayman Islands
Blackstone Management Associates (Cayman) IV LP	Cayman Islands
Blackstone Management Associates (Cayman) V LP	Cayman Islands
Blackstone Management Associates (Cayman) VI L.P.	Cayman Islands
Blackstone Management Associates (Cayman) V-NQ LP	Cayman Islands
Blackstone Management Associates IV L.L.C.	Delaware
Blackstone Management Associates V L.L.C.	Delaware
Blackstone Management Associates V USS L.L.C.	Delaware
Blackstone Management Associates VI L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Management Associates VI-NQ L.L.C.	Delaware
Blackstone Management Partners (India) LLC	Delaware
Blackstone Management Partners GP L.L.C.	Delaware
Blackstone Management Partners III L.L.C.	Delaware
Blackstone Management Partners IV L.L.C.	Delaware
Blackstone Management Partners L.L.C.	Delaware
Blackstone Management Partners L.P.	Delaware
Blackstone Market Opportunities Fund L.P.	Delaware
Blackstone Media Capital Commitment Partners III L.P.	Delaware
Blackstone Mezzanine Advisors LP	Delaware
Blackstone Mezzanine Associates II L.P.	Delaware
Blackstone Mezzanine Associates II USS L.P.	Delaware
Blackstone Mezzanine Associates L.P.	Delaware
Blackstone Mezzanine GP II LLC	Delaware
Blackstone Mezzanine GP L.L.C.	Cayman Islands
Blackstone Mezzanine Holdings II L.P.	Delaware
Blackstone Mezzanine Holdings II USS L.P.	Delaware
Blackstone Mezzanine Holdings L.P.	Delaware
Blackstone Mezzanine Management Associates II L.L.C.	Delaware
Blackstone Mezzanine Management Associates II USS L.L.C.	Delaware
Blackstone Mezzanine Management Associates L.L.C.	Delaware
Blackstone OBS Associates L.P.	Cayman Islands
Blackstone OBS L.L.C.	Delaware
Blackstone OBS Ltd.	Cayman Islands
Blackstone Participation FCC L.L.C.	Delaware
Blackstone Participation Partnership (Cayman II) V-NQ L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) IV L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) V L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) VI L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) V-NQ L.P.	Cayman Islands
Blackstone Participation Partnership IV L.P.	Delaware
Blackstone Participation Partnership V L.P.	Delaware
Blackstone Participation Partnership V USS L.P.	Delaware
Blackstone Participation Partnership VI L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Participation Partnership VI-NQ L.P.	Delaware
Blackstone Pat Holdings IV LLC	Delaware
Blackstone PB I LLC	Delaware
Blackstone PB II LLC	Delaware
Blackstone PBIF III L.P.	Cayman Islands
Blackstone PBPEF V L.P.	Cayman Islands
Blackstone PBREF III L.P.	Cayman Islands
Blackstone Property Advisors L.P.	Delaware
Blackstone Property Associates L.L.C.	New York
Blackstone Property Associates L.P.	New York
Blackstone Property Management L.L.C.	Delaware
Blackstone Property Management Limited	United Kingdom
Blackstone Property Management SARL	France
Blackstone RE Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate (Cayman) IV Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) V Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) Vi—Q Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VI Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VII—NQ Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VII Ltd.	Cayman Islands
Blackstone Real Estate (Chiswick) Holdings L.P.	New York
Blackstone Real Estate Advisors Europe LP	Delaware
Blackstone Real Estate Advisors III LP	Delaware
Blackstone Real Estate Advisors International L.L.C.	Delaware
Blackstone Real Estate Advisors IV L.L.C.	Delaware
Blackstone Real Estate Advisors L.P.	Delaware
Blackstone Real Estate Advisors V LP	Delaware
Blackstone Real Estate Associates (Alberta) IV L.P.	Canada
Blackstone Real Estate Associates (Offshore) V L.P.	Canada
Blackstone Real Estate Associates (Offshore) VI L.P.	Canada
Blackstone Real Estate Associates (Offshore) VII L.P.	Canada
Blackstone Real Estate Associates (Offshore) VII-NQ L.P.	Canada
Blackstone Real Estate Associates (Offshore) VI-Q L.P.	Canada
Blackstone Real Estate Associates Asia L.P.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate Associates Asia NQ L.P.	Cayman Islands
Blackstone Real Estate Associates Europe (Delaware) III L.L.C.	Cayman Islands
Blackstone Real Estate Associates Europe (Delaware) III NQ L.L.C.	Delaware
Blackstone Real Estate Associates Europe (Delaware) IV—NQ L.L.C.	Delaware
Blackstone Real Estate Associates Europe (Delaware) IV L.L.C.	Delaware
Blackstone Real Estate Associates Europe III—NQ L.P.	Delaware
Blackstone Real Estate Associates Europe III L.P.	Cayman Islands
Blackstone Real Estate Associates Europe IV—NQ L.P.	Cayman Islands
Blackstone Real Estate Associates Europe IV L.P.	Cayman Islands
Blackstone Real Estate Associates International (Delaware) II L.L.C.	Cayman Islands
Blackstone Real Estate Associates International (Delaware) L.L.C.	Cayman Islands
Blackstone Real Estate Associates International II L.P.	Cayman Islands
Blackstone Real Estate Associates International L.P.	Cayman Islands
Blackstone Real Estate Associates IV L.P.	Delaware
Blackstone Real Estate Associates V L.P.	Delaware
Blackstone Real Estate Associates VI—ESH L.P.	Delaware
Blackstone Real Estate Associates VI—NQ L.P.	Delaware
Blackstone Real Estate Associates VI L.L.C.	Delaware
Blackstone Real Estate Associates VI L.P.	Delaware
Blackstone Real Estate Associates VII L.P.	Delaware
Blackstone Real Estate Associates VII-NQ L.P.	Delaware
Blackstone Real Estate Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate Capital GP VII L.L.P. (UK)	United Kingdom
Blackstone Real Estate Capital UK VII Limited	United Kingdom
Blackstone Real Estate CMBS Associates LLC	Delaware
Blackstone Real Estate Debt Advisors UK Limited	United Kingdom
Blackstone Real Estate Debt Strategies Associates II, L.P.	Delaware
Blackstone Real Estate Europe (Cayman) III Ltd.	Cayman Islands
Blackstone Real Estate Europe (Cayman) III-NQ LTD.	Cayman Islands
Blackstone Real Estate Europe Limited	United Kingdom
Blackstone Real Estate Holdings (Alberta) IV L.P.	Canada
Blackstone Real Estate Holdings (Offshore) V L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI-ESC L.P.	Canada

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate Holdings (Offshore) VII L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VII-ESC L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VII-NQ ESC L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VII-NQ L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI-Q ESC L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI-Q L.P.	Canada
Blackstone Real Estate Holdings Asia—ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings Asia—NQ—ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings Europe III ESC L.P.	Canada
Blackstone Real Estate Holdings Europe III L.P.	Canada
Blackstone Real Estate Holdings Europe III-NQ ESC L.P.	Canada
Blackstone Real Estate Holdings Europe III-NQ L.P.	Canada
Blackstone Real Estate Holdings Europe IV ESC L.P.	Delaware
Blackstone Real Estate Holdings Europe IV-NQ ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings II, L.P.	Delaware
Blackstone Real Estate Holdings III, L.P.	Delaware
Blackstone Real Estate Holdings International II GP, L.P.—Q	New York
Blackstone Real Estate Holdings International II L.P.	Canada
Blackstone Real Estate Holdings International II Q L.P.	Canada
Blackstone Real Estate Holdings International-A L.P.	Canada
Blackstone Real Estate Holdings IV L.P.	Delaware
Blackstone Real Estate Holdings L.P.	Delaware
Blackstone Real Estate Holdings V L.P.	Delaware
Blackstone Real Estate Holdings VI—ESC L.P.	Delaware
Blackstone Real Estate Holdings VI—NQ ESC L.P.	Delaware
Blackstone Real Estate Holdings VI—NQ L.P.	Delaware
Blackstone Real Estate Holdings VI, L.P.	Delaware
Blackstone Real Estate Holdings VII—ESC L.P.	Delaware
Blackstone Real Estate Holdings VII L.P.	Delaware
Blackstone Real Estate Holdings VII-NQ—ESC L.P.	Delaware
Blackstone Real Estate Holdings VII-NQ L.P.	Delaware
Blackstone Real Estate Income Advisors LLC	New York
Blackstone Real Estate Korea Ltd.	Korea, Republic of
Blackstone Real Estate Management Associates Europe III L.P.	Canada

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate Management Associates Europe III NQ L.P.	Cayman Islands
Blackstone Real Estate Management Associates International II L.P.	Canada
Blackstone Real Estate Management Associates International L.P.	Canada
Blackstone Real Estate Partners Holdings Limited	United Kingdom
Blackstone Real Estate Partners Limited	United Kingdom
Blackstone Real Estate Partners VII L.P.	Delaware
Blackstone Real Estate Partners VII. F (AV-UH-33) L.P.	Delaware
Blackstone Real Estate Partners VI-VD L.P.	United Kingdom
Blackstone Real Estate Special Situations (Alberta) II GP LP	Delaware
Blackstone Real Estate Special Situations Advisors (Isobel) L.L.C.	Delaware
Blackstone Real Estate Special Situations Advisors L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates Europe—NQ L.L.C.	Cayman Islands
Blackstone Real Estate Special Situations Associates Europe (Delaware) L.L.C.	Cayman Islands
Blackstone Real Estate Special Situations Associates Europe L.P.	Delaware
Blackstone Real Estate Special Situations Associates II—NQ L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates II L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates LLC	Delaware
Blackstone Real Estate Special Situations Europe (Cayman) Ltd.	Cayman Islands
Blackstone Real Estate Special Situations Europe GP L.L.C.	Cayman Islands
Blackstone Real Estate Special Situations Europe GP L.P.	Cayman Islands
Blackstone Real Estate Special Situations Holdings Europe—ESC L.P.	Canada
Blackstone Real Estate Special Situations Holdings Europe L.P.	Canada
Blackstone Real Estate Special Situations Holdings II ESC L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II NQ ESC L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II-NQ L.P.	Delaware
Blackstone Real Estate Special Situations Management Associates Europe L.P.	Cayman Islands
Blackstone Real Estate Special Situations Side-By-Side GP L.L.C.	Delaware
Blackstone Real Estate Special Situations-NQ Side-by-Side GP L.L.C.	Delaware
Blackstone Real Estate Supervisory UK Asia Limited	United Kingdom
Blackstone Real Estate Supervisory UK Limited	United Kingdom
Blackstone Real Estate Supervisory UK VII Limited	United Kingdom
Blackstone Real Estate UK Limited	United Kingdom
Blackstone Senfina Advisors LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Senfina Associates LLC	Delaware
Blackstone Services Mauritius II Limited	Mauritius
Blackstone Services Mauritius Limited	Mauritius
Blackstone SGP Associates (Cayman) IV Ltd.	Cayman Islands
Blackstone SGP Family Investment Partnership (Cayman) IV—A L.P.	Cayman Islands
Blackstone SGP Management Associates (Cayman) IV LP	Cayman Islands
Blackstone SGP Participation Partnership (Cayman) IV L.P.	Cayman Islands
Blackstone Singapore Pte. Ltd.	Singapore
Blackstone Strategic Alliance Advisors L.L.C.	Delaware
Blackstone Strategic Alliance Associates II LLC	Delaware
Blackstone Strategic Alliance Associates LLC	Delaware
BLACKSTONE STRATEGIC ALLIANCE FUND II LP	Delaware
BLACKSTONE STRATEGIC ALLIANCE FUND LP	Delaware
Blackstone Strategic Capital Advisors LLC	New York
Blackstone Strategic Capital Associates B LLC	Delaware
Blackstone Strategic Capital Associates LLC	New York
Blackstone Strategic Capital Holdings B L.P.	Delaware
Blackstone Strategic Capital Holdings L.P.	Delaware
Blackstone Strategic Equity Fund L.P.	Delaware
Blackstone Strategic Opportunity Associates LLC	Delaware
Blackstone Tactical Opportunities Advisors L.L.C.	Delaware
Blackstone Tactical Opportunities Associates L.L.C.	Delaware
Blackstone Tactical Opportunities Associates-NQ L.L.C.	Delaware
Blackstone Tactical Opportunities LR Associates (CAYMAN)—NQ LTD.	Cayman Islands
Blackstone Tactical Opportunities LR Associates (Cayman) Ltd.	Cayman Islands
Blackstone Tactical Opportunities Management Associates (CAYMAN)—NQ LP	Cayman Islands
Blackstone Tactical Opportunities Management Associates (Cayman) LP	Cayman Islands
Blackstone Tenex L.P.	Delaware
Blackstone TM L.L.C.	Delaware
Blackstone Total Alternatives Solution Advisors L.L.C.	Delaware
Blackstone Total Alternatives Solution Associates L.P.	Delaware
Blackstone Total Alternatives Solution Associates-NQ L.P.	Delaware
Blackstone Treasury Asia Pte Limited	Singapore
Blackstone Treasury Holdings III LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Treasury International Holdings L.L.C.	Delaware
Blackstone Treasury Solutions Advisors LLC	Delaware
Blackstone Treasury Solutions Associates L.L.C.	Delaware
Blackstone UK Real Estate Supervisory Asia LLP	United Kingdom
Blackstone UK Real Estate Supervisory VII L.L.P.	United Kingdom
Blackstone Value Recovery Fund L.P.	Delaware
Blackstone/GSO Capital Solutions Associates II LLC	Delaware
Blackstone/GSO Corporate Funding Limited	Ireland
Blackstone/GSO Debt Funds Europe (Luxembourg) S.a.r.l.	Luxembourg
Blackstone/GSO Debt Funds Europe Holdings Ltd	Jersey
Blackstone/GSO Debt Funds Management Europe II Limited	Ireland
Blackstone/GSO Secured Trust Ltd	Cayman Islands
BMA IV FCC L.L.C.	Delaware
BMA V L.L.C.	Delaware
BMA V USS L.L.C.	Delaware
BMA VI L.L.C.	Delaware
BMA VI-NQ L.L.C.	Delaware
BMEZ Advisors L.L.C.	Delaware
BMP DL Side-by-Side GP L.L.C.	Delaware
BMP II Side-by-Side GP L.L.C.	Delaware
BMP II USS Side-by-Side GP L.L.C.	Delaware
BMP Side-by-Side GP L.L.C.	Delaware
Boyne Valley B.V.	Netherlands
BPP Advisors L.L.C.	New York
BRE Advisors Europe L.L.C.	Delaware
BRE Advisors III L.L.C.	Delaware
BRE Advisors International L.L.C.	Delaware
BRE Advisors IV LLC	Delaware
BRE Advisors V L.L.C.	Delaware
BRE Advisors VI L.L.C.	Delaware
BRE Associates International (Cayman) II Ltd.	Cayman Islands
BREA Edens L.L.C.	Delaware
BREA International (Cayman) II Ltd.	Cayman Islands
BREA International (Cayman) Ltd.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
BREA IV L.L.C.	Delaware
BREA Management of Illinois LLC	Delaware
BREA OMP GP L.L.C.	Delaware
BREA Property Management of Florida LLC	Delaware
BREA Property Management of Illinois Inc.	Delaware
BREA Property Management of Michigan LLC	Delaware
BREA Property Management of Pennsylvania LLC	Delaware
BREA V L.L.C.	Delaware
BREA VI—ESH L.L.C.	Delaware
BREA VI—NQ L.L.C.	Delaware
BREA VI L.L.C.	Delaware
BREA VII—NQ L.L.C.	Delaware
BREA VII L.L.C.	Delaware
BREAI (Delaware) II L.L.C.	Cayman Islands
BREAI II L.P.	Cayman Islands
BRECA LLC	Delaware
BREDS Associates II Loan NQ L.P.	Delaware
BREDS Associates II-NQ LP	Delaware
BREMAI II L.P.	Canada
BREP Asia LLC	Delaware
BREP Asia NQ LLC	Delaware
BREP Asia UK L.L.C.	Delaware
BREP Chiswick GP L.L.C.	Delaware
BREP Edens Associates L.P.	Delaware
BREP Edens Investment Partners L.P.	New York
BREP Europe III GP L.L.C.	Delaware
BREP Europe III GP L.P.	Delaware
BREP Europe III-NQ GP L.L.C	Delaware
BREP Europe III-NQ GP L.P.	Delaware
BREP International GP L.L.C.	Delaware
BREP International GP L.P.	Delaware
BREP International II GP L.L.C.	Delaware
BREP International II GP L.P.	Delaware
BREP International II-Q GP L.L.C.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
BREP International II-Q GP L.P.	Delaware
BREP IV (Offshore) GP L.L.C.	Cayman Islands
BREP IV (Offshore) GP L.P.	Cayman Islands
BREP IV Side-By-Side GP L.L.C.	Delaware
BREP OMP Associates L.P.	Delaware
BREP V (Offshore) GP L.L.C.	Cayman Islands
BREP V (Offshore) GP L.P.	Delaware
BREP V Side-by-Side GP L.L.C.	Delaware
Brep VI—NQ Side-By-Side GP L.L.C.	Delaware
BREP VI (Offshore) GP L.L.C.	Cayman Islands
BREP VI (Offshore) GP L.P.	Delaware
BREP VI -Q (Offshore) GP L.L.C.	Cayman Islands
BREP VI -Q (Offshore) GP L.P.	Delaware
BREP VI Side-by-Side GP L.L.C.	Delaware
BREP VII—NQ (Offshore) GP L.L.C.	Delaware
BREP VII—NQ (Offshore) GP L.P.	Cayman Islands
BREP VII—NQ Side-by-Side GP L.L.C.	Delaware
BREP VII (Offshore) GP L.L.C.	Delaware
BREP VII (Offshore) GP L.P.	Cayman Islands
BREP VII Side-By-Side GP L.L.C.	Delaware
BSSF Holdings-S L.L.C.	Delaware
BSSF I AIV GP LLC	Delaware
BTAS Associates L.L.C.	Delaware
BTAS Associates-NQ L.L.C.	New York
BTD CP Holdings LP	Delaware
BTO—FCC NQ Side-By-Side GP L.L.C.	Delaware
BTO—NQ Side-By-Side GP L.L.C.	Delaware
BTO FCC Associates—NQ L.L.C.	Delaware
BTO GP—NQ L.L.C	Delaware
BTO GP L.L.C.	Cayman Islands
BTO Side-by-Side GP L.L.C.	Delaware
BTOA II LLC	Delaware
BTOA L.L.C.	Delaware
BTOA-NQ L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
BXMT Advisors LLC	Delaware
BZDIF Associates Limited	Cayman Islands
Callidus Debt Partners CDO Fund I, Ltd.	Cayman Islands
Callidus Debt Partners CLO Fund II, Ltd.	Cayman Islands
Callidus Debt Partners CLO Fund IV, Ltd.	Cayman Islands
Callidus Debt Partners CLO Fund V, Ltd.	Cayman Islands
Callidus Debt Partners CLO Fund VI, Ltd.	Cayman Islands
Callidus Debt Partners CLO Fund VII, Ltd	Cayman Islands
Castle Park CLO Limited	Ireland
CDCG 3 Facility Associates LLC	Delaware
CDCG 3 Finance Associates LLC	Delaware
Central Park CLO, Ltd.	Cayman Islands
Chelsea Park CLO, Ltd.	Cayman Islands
CHK Mid-Con Co-Invest Associates LLC	Delaware
Clare Island B.V.	Netherlands
Cleveland Tonkawa CIM, LLC	Delaware
Cleveland Tonkawa Royalty Company, LLC	Delaware
Columbus Park CDO Ltd	Cayman Islands
CT High Grade Partners II Co-Invest, LLC	Delaware
CTIMCO LLC	Delaware
CTOPI Investor, LLC	Delaware
Equity Healthcare LLC	Delaware
Graphite Holdings LLC	Delaware
Green Park CDO B.V	Netherlands
GSO Advisor Holdings L.L.C.	Delaware
GSO Associates, LLC	Delaware
GSO Bakken Associates, LLC	Delaware
GSO Cactus Credit Opportunities Associates LLC	Delaware
GSO Capital Advisors LLC	Delaware
GSO Capital Opportunities Associates II LLC	Delaware
GSO Capital Opportunities Associates LLC	Delaware
GSO Capital Opportunities Overseas Associates LLC	Delaware
GSO Capital Partners (California) LLC	Delaware
GSO Capital Partners (Texas) LP	Texas

Name	Jurisdiction of Incorporation or Organization
GSO Capital Partners (UK) LTD	United Kingdom
GSO Capital Partners International LLP	United Kingdom
GSO Capital Partners LP	Delaware
GSO Capital Solutions Associates II LLC	Delaware
GSO Capital Solutions Fund II Trust (TERM—J)	New York
GSO CDCG Group Holdings Associates LLC.	Delaware
GSO Churchill Associates II LLC	Delaware
GSO Coastline Credit Associates LLC	Delaware
GSO Community Development Capital Group Associates LP	New York
GSO Credit Alpha Associates LLC	Delaware
GSO Credit-A Associates LLC	Delaware
GSO Energy Market Opportunities Associates LLC	Delaware
GSO Energy Partners-A Associates LLC	Delaware
GSO Energy Partners-B Associates LLC	Delaware
GSO Energy Partners-C Associates LLC	Delaware
GSO Energy Partners-D Associates LLC	Delaware
GSO European Senior Debt Associates LLC	Delaware
GSO Foreland Resources Co-Invest Associates LLC	Delaware
GSO FSGCOF Holdings LLC	Delaware
GSO FSIC Holdings LLC	Delaware
GSO FSIC III Holdings LLC	Delaware
GSO Holdings I LLC	Delaware
GSO Holdings II LLC	Delaware
GSO Holdings III LLC	Delaware
GSO Legacy Associates II LLC	Delaware
GSO Legacy Associates LLC	Delaware
GSO Liquidity Associates LLC	Delaware
GSO Liquidity Overseas Associates LLC	Delaware
GSO Liquidity Overseas Associates Ltd	Cayman Islands
GSO MAK Associates LLC	Delaware
GSO NMERB Associates L.L.C.	Delaware
GSO Oasis Credit Associates LLC	Delaware
GSO Origination Associates LLC	Delaware
GSO Overseas Associates LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
GSO Palmetto Capital Associates LLC	Delaware
GSO Palmetto Opportunistic Associates LLC	Delaware
GSO SJ Partners Associates LLC	Delaware
GSO Targeted Opportunity Associates LLC	Delaware
GSO Targeted Opportunity Master LLC	Delaware
GSO Targeted Opportunity Overseas Associates LLC	Delaware
GSO VIPS L.L.C.	Delaware
GSO/Blackstone Debt Funds Management LLC	Delaware
Harbourmaster CLO 4 B.V.	Netherlands
Harbourmaster CLO 6 B.V.	Netherlands
Harbourmaster CLO 7 B.V.	Netherlands
Harbourmaster CLO 8 B.V.	Netherlands
Harbourmaster Pro Rata CLO 2 B.V.	Netherlands
Harbourmaster Pro Rata CLO 3 B.V.	Netherlands
Holland Park CLO Limited	Ireland
Huskies Acquisition LLC	Delaware
Lafayette Square CDO Ltd	Cayman Islands
MAPS CLO Fund II, Ltd.	Cayman Islands
MB Asia REA L.L.C.	Delaware
MB Asia REA L.P.	Cayman Islands
MB Asia REA Ltd.	Cayman Islands
MB Asia Real Estate Associates L.P.	Cayman Islands
Morningside Park CLO Ltd	Cayman Islands
Park Hill Group Holdings LLC	Delaware
Park Hill Group International Limited U.K.	United Kingdom
Park Hill Group LLC	California
Park Hill Real Estate Group LLC	Delaware
PHG Holdings LLC	Delaware
Phoenix Park CLO Limited	Ireland
PHREG Holdings LLC	Delaware
Prospect Park CDO Ltd	Cayman Islands
Riverside Park CLO Ltd	Cayman Islands
Shanghai Blackstone Equity Investment Partnership L.P.	China
Skellig Rock B.V.	Netherlands

Name	Jurisdiction of Incorporation or Organization
Sorrento Park CLO limited	Ireland
SPFS Advisors L.L.C.	Delaware
SPFSA 2007 L.L.C.	Delaware
SPFSA II L.L.C.	Delaware
SPFSA III L.L.C.	Delaware
SPFSA IV L.L.C.	Delaware
SPFSA V L.L.C.	Delaware
SPFSA VI L.L.C.	Delaware
St. James’s Park CDO B.V.	Netherlands
Steamboat Credit Opportunities GP LLC	Delaware
StoneCo IV Corporation	Delaware
Strategic Partners Fund Solutions Advisors, L.P.	Delaware
Strategic Partners Fund Solutions Associates 2007, L.P.	Delaware
Strategic Partners Fund Solutions Associates II L.P.	Delaware
Strategic Partners Fund Solutions Associates III, L.P.	Delaware
Strategic Partners Fund Solutions Associates IV, L.P.	Delaware
Strategic Partners Fund Solutions Associates V, L.P.	Delaware
Strategic Partners Fund Solutions Associates VI, L.P.	Delaware
Strategic Partners Fund Solutions GP (Offshore) Ltd.	Cayman Islands
Tara Hill B.V.	Netherlands
TBG Realty Corp.	New York
TBGHKL—Australian Branch	Australia
The Asia Opportunities Associates L.L.C.	Delaware
The Blackstone Group (Asia) Limited	Hong Kong
The Blackstone Group (Australia) Pty Limited	Australia
The Blackstone Group (HK) Associates Limited	Hong Kong
The Blackstone Group (HK) Holdings Limited	Hong Kong
The Blackstone Group (HK) Ltd	Hong Kong
The Blackstone Group Deutschland GmbH	Germany
The Blackstone Group Europe Limited	United Kingdom
The Blackstone Group Germany GmbH	Germany
The Blackstone Group International (Cayman) Limited	Cayman Islands
The Blackstone Group International Limited	United Kingdom
The Blackstone Group International Partners LLP	United Kingdom

Name	Jurisdiction of Incorporation or Organization
The Blackstone Group Japan K.K.	Japan
The Blackstone Group Mauritius II Limited	Mauritius
The Blackstone Group Mauritius Limited	Mauritius
The Blackstone Group Spain SL	Spain
Tribeca Park CLO LLC	Cayman Islands
Utica Royalty Associates II LLC	Delaware